Exhibit 99.1

April 10, 2007

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Commissioners:

We have read the statements made by the Ralcorp Holdings, Inc. Savings Investment Plan (copy attached), which we understand will be filed with the Securities and Exchange Commission, pursuant to Item 4.01 of Form 8-K, as part of the Form 8-K of Ralcorp Holdings, Inc. Savings Investment Plan dated April 9, 2007. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/ PricewaterhouseCoopers LLP